UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 28, 2006

RELIANT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

1000 Main Street Houston, Texas
77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K), “Reliant Energy” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant Energy and its subsidiaries.

Item 7.01.  Regulation FD Disclosure.

On August 29, 2006, Reliant Energy, Inc. announced that it has extended the expiration date for and is amending the terms of its consent solicitation relating to:

•                  Three series of its outstanding Senior Secured Notes (collectively, the “Notes”):

•                  9.25% Senior Secured Notes due 2010;

•                  9.50% Senior Secured Notes due 2013; and

•                  6.75% Senior Secured Notes due 2014; and

•                  Five series of Pennsylvania Economic Development Financing Authority’s outstanding Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project) (collectively, the “Bonds”):

•                  Series 2001A;

•                  Series 2002A;

•                  Series 2002B;

•                  Series 2003A; and

•                  Series 2004A.

The expiration date has been extended to 5 p.m., EDT, on Friday, September 1, 2006, unless further extended or the consent solicitation is terminated by Reliant Energy.

The new terms include an increase in the consent fee payable in connection with the consent solicitation from $1.25 to $2.50 for each $1,000 in principal amount of Notes or Bonds for which a consent is validly delivered and not revoked. The Company will cause the consent fee to be paid, promptly after the expiration of the consent solicitation and the satisfaction or waiver of all conditions to the consent (as set forth in the consent solicitation statement described below) applicable to a series of Notes or Bonds, to each holder of Notes or Bonds of such series who has delivered (and has not revoked) a valid consent prior to the expiration of the consent solicitation.

In addition to the increase in the consent fee, the new terms include changes to certain of the proposed amendments to the indentures governing the Notes and the guarantee agreements governing Reliant Energy’s guarantees of the Bonds, as well as other changes to the terms of the consent solicitation. The new terms of the consent solicitation are set forth in a supplement dated August 28, 2006 (the “Supplement”) to the consent solicitation statement dated July 26, 2006 (the “Consent Solicitation Statement”). Except as set forth in the Supplement, all terms and conditions of the consent solicitation as set forth in the Consent Solicitation Statement are unchanged and remain in full force and effect.

The amendments to the terms of the consent solicitation are contained in a supplement dated August 28, 2006 to the consent solicitation statement dated July 26, 2006.  The supplement is included with this Form 8-K as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)  We furnish the following exhibit:

99.1—Supplement dated August 28, 2006 to Consent Solicitation Statement dated July 26, 2006.

INFORMATION FURNISHED

The information in Item 7.01 and Exhibit 99.1 of this Form 8-K is being furnished, not filed.  Accordingly, the information will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This Form 8-K contains “forward-looking statements” within meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934.  Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. Forward-looking statements relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words.  However, the absence of these words does not mean that the statements are not forward-looking.

We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including the ongoing negotiation of the retail credit structure, legislative and regulatory developments, the effects of competition, financial market conditions, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the Securities and Exchange Commission, including the discussions under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in our Annual Report on Form 10-K for the year ended December 31, 2005.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)

Date: August 29, 2006	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Supplement dated August 28, 2006 to Consent Solicitation Statement dated July 26, 2006.